EXHIBIT E
                           AGREEMENT AND AMENDMENT TO
                         THE EQUITY INVESTMENT AGREEMENT


         AGREEMENT AND AMENDMENT, dated as of February 17, 1999 (the "Agreement"), to the Equity Investment Agreement, dated as of January 15, 1999, by and between Miravant Medical Technologies, a Delaware Corporation (the "Company"), Pharmacia & Upjohn, Inc., a Delaware corporation ("P&U Inc.") and Pharmacia & Upjohn S.p.A., an Italian corporation ("P&U S.p.A." and together with P&U Inc., "P&U") (the "Equity Investment Agreement").

         WHEREAS, P&U wishes to make P&U S.p.A. the Purchaser of any securities to be received by P&U pursuant to the Equity Investment Agreement; and

         WHEREAS, each party to the Equity Investment Agreement desires to amend the Equity Investment Agreement in the manner set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Equity Investment Agreement.

         Section 2. The Equity Investment Agreement is hereby amended, effective as of the date hereof, as follows:

         (i) The definition of the term "Purchaser" is hereby amended to read in its entirety as follows:

         "Purchaser" shall mean Pharmacia & Upjohn S.p.A.

         (ii) The last sentence of Section 4.13 is hereby amended to read in its entirety as follows:

         To the Company's knowledge, there are no commitments or contractual obligations of which the Company is a party which would prohibit the Company from entering into this Agreement or performing its obligations hereunder or which would affect the Company's ability to amend with the Purchaser or its Affiliates the licenses for


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         the Product Intellectual Property provided for in the
         License Agreements.

         (iii) Section 6.01(a) is hereby amended to read in its entirety as follows:

               (a) The Purchaser is a corporation organized under the laws of Italy having its principal place of business in Milan, Italy.

         (iv) Section 10.01 is amended to read in its entirety as follows:

              Section 10.01 Lockup. Prior to the 180th calendar day following the Closing Date, the Purchaser shall not, and Pharmacia & Upjohn, Inc. shall not and shall not cause its Affiliates to, sell, assign, transfer or otherwise dispose of any of the Securities, except that the Purchaser may transfer any of the Securities to any wholly owned subsidiary of Pharmacia & Upjohn, Inc.

         (v) Section 11.06 is hereby amended to add the following to addresses to which notices to the Purchaser must be directed:

                         Pharmacia & Upjohn S.p.A.,
                         via Robert Koch 1.2,
                         75017 Milan, Italy

                         Telecopy:   39 2 48381 2988

                         Attention:  Legal Counsel

         (vi) The last sentence of Section 11.08 is amended to read in its entirety as follows:

         The provisions of the previous sentence notwithstanding, the Purchaser may assign its rights and obligations under this Agreement to any wholly owned Subsidiary of Pharmacia & Upjohn, Inc. without the consent of any other party to this Agreement.

         Section 5. This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one Agreement.


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


         Section 6. This Agreement shall be effective as of the date hereof and, except as set forth herein, the Equity Investment Agreement shall remain in full force and effect and be otherwise unaffected hereby.

         Section 7. Each party to this Agreement agrees to execute, acknowledge, deliver, file and record such further certificates, amendments, instruments and documents, and to do all such other acts and things, as may be required by law or as may be necessary or advisable to carry out the intent and purpose of this Agreement.

         Section 8. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

         Section 9. THE COMPANY AND THE PURCHASER EACH HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT AND ANY RIGHT ARISING HEREUNDER.

         Section 10. Every provision of this Agreement is intended to be severable. The invalidity and unenforceability of any particular provision of this Agreement in any jurisdiction shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

         Section 11. This Agreement shall be binding upon the parties hereto and their respective successors, executors, administrators, legal representatives, heirs and legal assigns and shall inure to the benefit of the parties hereto and, except as otherwise provided herein, their respective successors, executors, administrators, legal representatives, heirs and legal assigns. No person other than the parties hereto and their respective successors, executors, administrators, legal representatives, heirs and legal assigns, shall have any rights or claims under this Agreement.




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         In witness whereof, the undersigned have signed this Agreement as of the date first above written.



                                    MIRAVANT MEDICAL TECHNOLOGIES


                                    By: /s/ Gary S. Kledzik
                                       ----------------------------------
                                       Title: Chief Executive Officer



                                   PHARMACIA & UPJOHN, INC.


                                    By: /s/ Mats Pettersson
                                       ----------------------------------
                                       Title:  Senior Vice President



                                    PHARMACIA & UPJOHN S.p.A.


                                    By: /s/ Mats Pettersson
                                       ----------------------------------
                                       Title:  Attorney-In-Fact


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